                                                                    EXHIBIT 10.3

                                 LEUCHEMIX, INC.

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (the "AGREEMENT") is made and entered into as of October 1, 2004, by and among Leuchemix, Inc., a California corporation (the "COMPANY"), the undersigned purchaser of the Company's Series A Preferred Stock (the "INVESTOR"), and the holders of the Common Stock set forth on EXHIBIT A attached hereto (the "FOUNDERS," and together with the Investor, the "PRINCIPAL SHAREHOLDERS"). The Company, the Founders and the Investor are individually each referred to herein as a "PARTY" and are collectively referred to herein as the "PARTIES."

         WHEREAS, the Company and the Investor have entered into a Series A Preferred Stock Purchase Agreement of even date herewith (the "STOCK PURCHASE AGREEMENT"), which provides for, among other things, the purchase by the Investor of shares of the Company's Series A Preferred Stock (the "SERIES A STOCK"); and

         WHEREAS, the Founders and the Investor desire to enter into certain agreements relating to the voting of their shares of capital stock of the Company.

         NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. AGREEMENT TO VOTE. Each Party hereby agrees, on behalf of itself, himself or herself and any transferee or assignee of any shares of capital stock of the Company held by it, him or her as of the date of this Agreement or subsequently acquired by it, him or her after the date of this Agreement (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such capital stock) (hereinafter collectively referred to as the "COMPANY SHARES") to vote the Company Shares at any regular or special meeting of shareholders (or by written consent in lieu of such a meeting), or as part of any other vote or action of shareholders of the Company taken in their capacities as such, in accordance with the provisions of this Agreement.

         2. MAJORITY-IN-INTEREST VOTING. The Parties agree that at each regular or special meeting of the shareholders (or any subset of such holders), or in connection with any written consent in lieu of such a meeting, or as part of any other vote or action of shareholders of the Company taken in their capacities as such, and relative to any matter which is presented to the shareholders of the Company (or any subset of such holders) for any vote, consent or other action (a "PROPOSED MATTER"), the Parties will vote, consent or take action relative to the Company Shares held by them on such Proposed Matter in the same manner as the holders of a majority of the outstanding shares of the Company's Common Stock and Series A Stock (voting, consenting or acting together as a single class on an as-converted to Common Stock basis) or, where all such holders would not otherwise be voting, consenting or taking action (such as, for example and without limitation, any instance of a series or class vote), as directed by such holders (also considered together for this purpose as a single class on an as-converted to Common Stock basis) - i.e., such guidance will be solicited whether a vote or consent of or action by all such holders would otherwise be required by applicable law or not; PROVIDED, HOWEVER, that such agreement to

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vote Company Shares shall not apply to any action that would, by amendment of the Company's Amended and Restated Articles of Incorporation (as amended from time to time - the "CHARTER") or any Transaction Document (as defined in the Stock Purchase Agreement), (a) alter, change or impair in any way the rights, preferences or privileges of the Series A Stock (it being specifically understood, for the avoidance of doubt, that the creation of a pari passu or senior series of preferred stock, or the approval or occurrence of any Acquisition (as defined in the Charter), shall not invoke this clause), or (b) increase or decrease the number of authorized shares of the Series A Stock; PROVIDED, FURTHER, that such agreement to vote Company shares shall not apply to any election or removal of the Series A Director (as defined in the Charter) or to any protective voting rights of the Series A Stock set forth in the Charter; and PROVIDED, FINALLY, that the two foregoing provisos shall not apply following any failure by the Investor to purchase any shares of the Series A Stock as and when contemplated by the Stock Purchase Agreement, if such failure is not cured after receipt of written notice within the period provided in Section 1.3 of the Stock Purchase Agreement.

         3. VOTE OF SERIES A STOCK TO CONVERT. If the conversion of the Series A Stock into shares of the Company's Common Stock shall have been determined by a unanimous resolution of the Company's Board of Directors (the "BOARD") to be in the best interests of the shareholders of the Corporation (including a specific determination by a unanimous Board resolution that such conversion is also in the best interests of the holders of Series A Stock considered as a separate class) (any such conversion being an "APPROVED CONVERSION"), then the Parties hereto, with respect to all Series A Stock held by them, agree to vote in favor of (or consent to) such conversion such that all shares of Series A Stock shall be converted into shares of the Company's Common Stock (which conversion shall be treated as if a conversion had occurred pursuant to Article III, Section B.3.(d) of the Charter as in effect on the date hereof).

         4. LEGEND ON SHARE CERTIFICATES. Each certificate representing any Company Shares shall be endorsed by the Company with a legend reading substantially as follows:

         "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO, AND SHALL BECOME BOUND BY, ALL OF THE PROVISIONS OF SAID VOTING AGREEMENT."

         5. GRANT OF PROXY

                  (a) Solely with respect to effecting the intent of Sections 2 and 3 above in connection with a Proposed Matter or an Approved Conversion, as applicable, each Principal Shareholder hereby irrevocably (to the full extent permitted by law) appoints and constitutes the Company's Chief Executive Officer or Chairman of the Board of Directors, and each of them acting alone, as the attorney and proxy of such Principal Shareholder with full power of substitution and resubstitution, to the full extent of the Principal Shareholder's rights with respect to all shares of capital stock or other voting securities owned of record by such Principal Shareholder as of the date of this Agreement or that the Principal Shareholder may acquire on or after the date hereof (collectively, the "VOTING SECURITIES"), for the sole purpose of voting or taking action with respect to such Principal Shareholder's Voting Securities with regards to any Proposed Matters or Approved Conversion. Upon the execution hereof, all prior proxies given by the Principal Shareholder with respect to any Voting Securities are hereby revoked, but only to the extent that any such proxies conflict with the foregoing sentence (E.G., because such proxies otherwise address a Proposed Matter), and the Principal Shareholder agrees that no subsequent proxies shall be given with respect to any Voting Securities held by such Principal Shareholder to the extent that any such proxies would conflict with the foregoing sentence. With regards solely to a Proposed Matter or an Approved Conversion, the attorney and proxy named above will be empowered, and may exercise this proxy, to vote each Principal Shareholder's Voting Securities at any time at any meeting of the shareholders of the Company, however called, or in connection with any solicitation of written consents from shareholders of the Company, or to otherwise take action with respect to such Voting Securities: (i) in the instance of a Proposed Matter, in such like manner as the holders of a majority of the outstanding shares of the Company's Common Stock and Series A Stock voting, consenting or acting together as a single class on an as-converted to Common Stock basis (I.E., the vote, consent or action of a majority of the outstanding shares of the Company's Common Stock and Series A Stock voting, consenting or acting together as a single class on an as-converted to Common Stock basis will direct the vote of each Principal Shareholder as to its Voting Securities in regards to any Proposed Matters); and (ii) in the instance of an Approved Conversion, in favor of conversion of all Series A Stock into shares of the Company's Common Stock (or as otherwise necessary or appropriate to effect such conversion). This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of each Principal Shareholder (including any transferee of any Principal Shareholder's Voting Securities).

                  (b) In accordance with the provisions of Section 706 of the California Corporations Code, the powers granted in this Section 5 are irrevocable during the term of this Agreement.

                  (c) Without limiting the foregoing provisions of this Section 5, each Principal Shareholder and the Company hereby agree that each Principal Shareholder and the Company shall exercise their respective best efforts to support the intents and purposes of this Agreement (including, without limitation and at its own expense, performing such further acts and executing such further documents and instruments as may reasonably be required to vest in the Company's Chief Executive Officer or Chairman of the Board of Directors, and each of them, (in the case of a proxy pursuant to Section 5(a) above) the power to carry out and give effect to the provisions of this Agreement), and neither the Company nor any Principal Shareholder shall take any action which, directly or indirectly, could have the effect of frustrating the intents and purposes of this Agreement.

         6. SPECIFIC ENFORCEMENT. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order or an order for specific performance (as applicable). Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

         7. TERM. This Agreement shall terminate and be of no further force or effect upon the earlier of (a) the closing of a firm commitment underwritten public offering by the Company of shares of its Common Stock in connection with which all the then-outstanding shares of Series A Stock are converted into shares of Common Stock (whether pursuant to the Charter or otherwise), or (b) the consummation of an Acquisition.

         8. MANNER OF VOTING. The voting of, or consenting or taking action with respect to, shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

         9. STOCK SPLITS, STOCK DIVIDENDS, ETC. In the event of any issuance of shares of the Company's voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 4.

         10. VOTING AGREEMENT. This Agreement is intended to be a "voting agreement" for purposes of Section 706 of the California Corporations Code. Without limitation, each Principal Shareholder hereby agrees that the Company's Chief Executive Officer or Chairman of the Board of Directors, and each of them, shall have the authority to vote or consent or take action with respect to (in accordance with SECTION 5(A)) any and all shares of the Company's capital stock held by such Principal Shareholder in order to achieve the intents and purposes of this Agreement.

         11. AMENDMENTS AND WAIVERS.

                  (a) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of a majority of the Series A Stock then subject to this Agreement voting as a separate class and the holders of a majority of the Common Stock then subject to this Agreement voting as a separate class; PROVIDED, HOWEVER, that the consent of the holders of the Series A Stock or Common Stock shall not be required for (i) any amendment (other than an amendment to Sections 1, 2, 3 or this Section 11, except where holders of shares of the Company's capital stock sold in a Qualified Equity Financing are added to this Agreement and rights and obligations for such holders are thus incorporated herein) that (x) is deemed by a resolution of the majority of the Board of Directors of the Company to be necessary and appropriate in connection with a future Qualified Equity Financing and (y) is effective only upon the closing of such Qualified Equity Financing, or (ii) any amendment that occurs following any failure by the Investor to purchase any shares of the Series A Stock as and when contemplated by the Stock Purchase Agreement, which failure has not been cured within the period provided in Section 1.3 of the Stock Purchase Agreement. For purposes of this Agreement, "QUALIFIED EQUITY FINANCING" shall mean a bona fide equity financing in a single transaction or series of related transactions involving sales by the Company of its capital stock that result in gross proceeds to the Company of at least Four Million Dollars ($4,000,000).

                  (b) Any amendment or waiver effected in accordance with this
Section 11 shall be binding upon each holder of any securities subject to this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

         12. CAPTIONS. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

         13. NOTICES. Any notice required or permitted to be given to a Party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given to such Party under this Agreement on the earliest of the following:

                  (a) the date of personal delivery;

                  (b) one (1) business day after transmission by facsimile or telecopier, addressed to the other Party at its facsimile number or telecopier address specified herein (or hereafter noticed to the parties hereto), with confirmation of transmission;

                  (c) one (1) business day after deposit with a return receipt express courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States; or

                  (d) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries.

         All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the Party to be notified at the address set forth below such Party's signature on this Agreement, or at such other address as such other Party may designate by ten
(10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile or by express courier. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date effectively given to the last Party required to be given such notice. Notices to the Company will be marked "Attention: President."

         14. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by, or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         15. BINDING EFFECT. In addition to any restriction or transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors and assigns.

         16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of law principles thereof.

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

         17. ENTIRE AGREEMENT. This Agreement is intended to be the sole agreement of the Parties as it relates to this subject matter and does hereby supersede all other agreements of the Parties relating to the subject matter hereof.

         18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                            COMPANY:    LEUCHEMIX, INC.


                                         /S/ WILLIAM MATTHEWS
                                         ---------------------------------------
                                         By:  WILLIAM MATTHEWS
                                             -----------------------------------
                                         Title:  PRESIDENT
                                             -----------------------------------

                                         Address: 1600 CANADA LANE
                                             -----------------------------------
                                                  WOODSIDE, CA  94062
                                             -----------------------------------


                            INVESTOR:    COMBIMATRIX CORPORATION


                                         /S/ AMIT KUMAR
                                         ---------------------------------------
                                         By:  Amit Kumar, CEO

                                         CombiMatrix Corporation
                                         6500 Harbour Heights Parkway, Ste. 110
                                         Mukilteo, WA  98275


                            FOUNDERS:
                                         /S/ JOHN BURKE
                                         ---------------------------------------
                                         John Burke

                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------


                                         /S/ PETER CROOKS
                                         ---------------------------------------
                                         Peter Crooks

                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------



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


                                         /S/ CINDY HAWKINS
                                         ---------------------------------------
                                         Cindy Hawkins


                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------


                                         /S/ CHRISTOPHER HENNEY
                                         ---------------------------------------
                                         Christopher Henney


                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------


                                         /S/ MIKE HIRD
                                         ---------------------------------------
                                         Mike Hird

                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------

                                         /S/ CRAIG JORDAN
                                         ---------------------------------------
                                         Craig Jordan

                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------


                                         /S/ WILLIAM MATTHEWS
                                         ---------------------------------------
                                         William Matthews

                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                         /S/ HARIKRISHNA NAKSHATRI
                                         ---------------------------------------
                                         Harikrishna Nakshatri

                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------



                                         /S/ CHRISTOPHER SWEENEY
                                         ---------------------------------------
                                         Christopher Sweeney

                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------


                                         /S/ ROGER WHITING
                                         ---------------------------------------
                                         Roger Whiting

                                         Address:    ADDRESS OMITTED
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    EXHIBIT A

                                    FOUNDERS




NAME                                                 SHARES OF COMMON STOCK
----                                                 ----------------------

John Burke                                                     25,000

Peter Crooks                                                1,000,000

Cindy Hawkins                                                  25,000

Christopher Henney                                            100,000

Mike Hird                                                      25,000

Craig Jordan                                                1,000,000

William Matthews                                            2,000,000

Harikrishna Nakshatri                                       1,000,000

Christopher Sweeney                                         1,000,000

Roger Whiting                                                 100,000

                                   TOTAL:                   6,275,000


                                      A-1